UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1530

Name of Registrant: Vanguard Explorer Fund

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2007–October 31, 2008

Item 1: Reports to Shareholders

>   For fiscal year 2008, Vanguard Explorer Fund returned about –40%, a disappointing result that nevertheless was a bit better than the returns of the fund’s comparative standards.

>   All sectors posted double-digit declines as stocks suffered their worst losses since the 2000–2002 bear market.

>    Information technology stocks, the fund’s largest position, were among the worst performers.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	7
Fund Profile	13
Performance Summary	14
Financial Statements	16
Your Fund’s After-Tax Returns	31
About Your Fund’s Expenses	32
Glossary	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Explorer Fund
Investor Shares	VEXPX	–40.17%
AdmiralTM Shares[1]	VEXRX	–40.07
Russell 2500 Growth Index		–41.00
Average Small-Cap Growth Fund[2]		–42.01

Your Fund’s Performance at a Glance
October 31, 2007–October 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$83.93	$45.54	$0.310	$6.786
Admiral Shares	78.25	42.45	0.427	6.316

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

For the fiscal year ended October 31, 2008, Vanguard Explorer Fund returned –40.17% for Investor Shares and –40.07% for Admiral Shares. Although these results are disappointing in absolute terms—as were most equity returns for the period—they demonstrate relative strength.

After trailing the benchmark Russell 2500 Growth Index by more than 2 percentage points during the fiscal first half, Explorer finished the year ahead of the benchmark and retained a lead over its peer-group average. The advisors’ valuation-conscious approach to selecting growth stocks moderated the fund’s decline in the period’s tumultuous final months.

Effective August 7, the fund was reopened to all investors and the $25,000 annual investment limit was removed. Given the changes in the financial markets, Vanguard concluded that it was no longer necessary to restrict cash flows into the fund.

If you own shares of the fund in a taxable account, see page 31 for a report on after-tax returns for the 12 months, based on the highest tax bracket.

Stock prices fell sharply in a global upheaval

Global stock markets started the 12-month period near all-time highs, but then declined sharply, laid low by the financial crisis that originated in the fixed income markets. The descent traced a series of jagged ups and downs. During the week ended October 10, for example, the U.S. stock market returned about –18%. When

Wall Street opened the following Monday, stocks surged, returning more than 10% over the next six and a half hours.

For the full 12 months, the broad U.S. stock market returned –36.43%; international stocks returned –48.27%. The pain was especially acute in emerging markets—among the strongest performers in recent years—as investors became increasingly risk-averse.

Bond market averages masked disparate returns

The broad U.S. taxable bond market registered an unremarkable return of 0.30% for the 12 months, but by its own typically sedate standards, the dislocations were extreme. The strong performance of U.S. Treasury and government securities was offset by double-digit declines in the corporate bond market. These dynamics led to unusually large differences between the yields of Treasuries and their corresponding private-sector securities—both a reflection and a cause of the credit market’s distress. Despite their generally high creditworthiness, municipal bonds also fell in price, with the broad tax-exempt market registering a 12-month return of –3.30%.

The U.S. Federal Reserve Board responded to the turmoil with new lending programs and a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.50% to 1.00%.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–36.80%	–5.51%	0.37%
Russell 2000 Index (Small-caps)	–34.16	–4.79	1.57
Dow Jones Wilshire 5000 Index (Entire market)	–36.43	–5.10	0.81
MSCI All Country World Index ex USA (International)	–48.27	–3.93	5.05

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	0.30%	3.60%	3.48%
Lehman Municipal Bond Index	–3.30	1.71	2.73
Citigroup 3-Month Treasury Bill Index	2.31	3.93	3.10

CPI
Consumer Price Index	3.66%	2.83%	3.20%

In the face of stiff headwinds, stock selection had mixed results

Information technology stocks—often regarded as “classic” growth stocks—continued to be the largest-weighted sector in the Explorer Fund, averaging almost one-quarter of the portfolio during the year. These stocks fell sharply as investors became anxious about the tech sector’s prospects, in view of both slower global economic growth and the major losses sustained by financial services firms, which are heavy users of technology.

The fund’s tech holdings returned –48%, accounting for more than one-quarter of the 12-month decline. Distress was widespread among the various technology segments, especially semiconductors, software, data processing, and communications equipment.

A sizable position in industrial stocks suffered a similar fate (–45%). The waning of the global boom in construction and infrastructure development weakened the performance of a wide range of equipment manufacturers. Even those involved in the burgeoning market for solar power were beaten back.

Health care holdings, the fund’s second-largest position during the year, offered scant relief. Bolstered by double-digit gains in several biotechnology companies, this sector (–30%) declined less than most.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Small-Cap
	Shares	Shares	Growth Fund
Explorer Fund	0.41%	0.23%	1.61%

1  The fund expense ratios shown are from the prospectus dated August 18, 2008. For the fiscal year ended October 31, 2008, the fund’s expense ratios were 0.44% for Investor Shares and 0.26% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

Purveyors of medical equipment and supplies, managed care companies, and life sciences systems and services companies were among the notably poor performers.

In an environment lacking many bright spots, the advisors’ selections among consumer staples and energy stocks kept the fund a few steps ahead of its benchmark. And, even though household budgets were under stress, the fund’s consumer discretionary holdings also held up better. Together, these three sectors added more than 2 percentage points to the fund’s return over its benchmark.

Over the fiscal year, two advisor-related changes were made, one of which was noted in the semiannual report.

In February, Vanguard Quantitative Equity Group added to its portion of the fund by assuming primary responsibility for the assets previously managed by Grantham, Mayo, Van Otterloo & Co. LLC. In June, Century Capital Management, LLC, joined the fund’s team of investment advisors. For more information on the fund’s positioning and performance during the year, please see the Advisors’ Report, which begins on page 7.

Risk/reward trade-offs are always part of investing

For the ten years ended October 31, 2008, Explorer Fund’s Investor Shares returned an average of 5.66% annually, a seemingly modest result that was nevertheless about 2 percentage points better than the benchmark index return and the average

Total Returns
Ten Years Ended October 31, 2008
Average
Annual Return
Explorer Fund Investor Shares	5.66%
Russell 2500 Growth Index	3.10
Average Small-Cap Growth Fund[1]	3.84

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  Derived from data provided by Lipper Inc.

return of small-cap growth funds. Your fund benefited from the skills of a diverse set of investment advisors with different, yet complementary, strategies, and also from its low expenses.

As shareholders, you know that Vanguard encourages investors not to evaluate a fund based on its short-term results, which can be quite volatile. But even long-term results can vary widely depending on when measurement begins and ends. Seemingly small shifts in starting and ending dates can produce significant changes in returns.

The decade through October 2008 is a case in point. The steep bear market of 2008 has joined the 2000–2002 bear market in the ten-year calculation. The impact of this one-year shift is dramatic: A year ago, Explorer Fund’s ten-year average annual return was a more robust 9.92%.

Some have dubbed the past ten years a “lost decade,” because bonds significantly outperformed most stocks, and many have noted the similarities with the decade ended in 1979. Such periods serve as an uncomfortable but useful reminder that, while stocks can be expected to outperform less-risky asset classes over time, they do not always do so.

Nevertheless, we believe that the case for long-term equity investing remains sound, and that recent experience should not fundamentally alter an investor’s long-term asset allocation target.

Although the stock market’s occasional rough patches can shake an investor’s confidence, history suggests that following the time-tested principles of diversification and balance among the major asset classes can put you in a good position to benefit from the market’s long-term opportunities. By offering exceptionally broad diversification—across small-cap growth-oriented stocks and across active investment strategies—the Explorer Fund can play a useful role in a well-designed portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

November 12, 2008

Advisors’ Report

For the fiscal year ended October 31, 2008, Vanguard Explorer Fund returned –40.17% for Investor Shares (–40.07% for the lower-cost Admiral Shares). Your fund is managed by seven independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The table on page 12 lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have also provided comments on their assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 11, 2008.

Granahan Investment

Management, Inc.

Portfolio Manager:

Jack Granahan, Managing Partner

Investment environment: The credit issues that surfaced in mid-2007 have turned concern into a severe global slowdown. Although the massive monetary injections by governments could eventually help, it appears that lower asset prices will be necessary to stabilize effective demand. Current trends in employment are not encouraging. Positive factors for equities still include generally good corporate balance sheets and very conservative guidance by most management teams; time will tell whether they have been sufficiently conservative. The sharp reduction in equity prices probably reflects most of these lower expectations, thus possibly offering significant investment potential in the few companies that can show growth.

Successes: We generally measure success this year in relative rather than absolute terms. Only 12% of the companies in our portion of the portfolio had gains, and only one of our ten industry sectors produced absolute gains—consumer staples. Our largest sector, health care, did have several significant winners, including Rigel Pharmaceuticals, with good clinical results for a rheumatoid arthritis drug; Axcan Pharma, which was acquired; and Haemonetics, on the strength of its accelerating earnings case. We kept Haemonetics and sold the other two. Our strategy in health care is to emphasize companies that reduce costs, improve patient outcome, and have low reimbursement risk.

Shortfalls: In a reversal from last year, our technology stocks faced severe pressure as the slowdown in enterprise spending on information technology spread from the United States to Europe, which has been a solid source of growth. This caused us to shift our overweighted position to benchmark-neutral. Company-specific factors affected firms such as VeriFone Holdings, only now emerging from issues with a new enterprise resource system, and Cadence Design Systems, with weak demand for its design software combined with changed product pricing. Ciena was cyclically affected as its telecommunications customers pushed out orders. We added to VeriFone, reduced our position in Cadence, and eliminated Ciena.

Kalmar Investment Advisers

Portfolio Manager: Ford B. Draper, Jr.,

President and Chief Investment Officer

Investment environment: With central bankers and governments around the world pulling out all policy stops to resolve the financial crisis and revive growth, the credit freeze should gradually thaw. Meanwhile, the real economy will get worse before it improves. As stock markets come to grips with the decline in earnings prospects, they will stabilize and start to rise well before the economy; indeed, markets may have discounted much of the earnings decline already. Taking a longer-term perspective, from today’s very depressed levels, we believe the stock market represents a generational opportunity for exceptional future returns.

Successes: Our holdings in energy—notably, exploration and production companies—and in IT, consumer discretionary, and industrial firms such as equipment makers, generally held up better than the market because of their stronger business prospects and finances. Our best gain resulted from the takeover of Longs Drug Stores.

Shortfalls: Most of our other sector exposures generally kept pace with the declining market, though we suffered by owning no biotech companies, which were among the few stocks that rose. Our biggest disappointment was Chicago Bridge & Iron, which incurred losses on two significant liquefied natural gas construction projects.

Wellington Management Company, LLP

Portfolio Manager:

Kenneth L. Abrams,

Senior Vice President and Partner

Investment environment: Equity markets fell sharply in the period amid a significant deterioration in both credit-market conditions and investor confidence. Forced deleveraging by financial institutions triggered an unprecedented set of bank failures and mergers, reshaping the global financial map. Impaired access to capital spilled over into the real economy, and reduced expectations for global growth forced energy and commodity prices sharply lower.

Successes: In the consumer discretionary sector, DreamWorks Animation shares gained on solid first-quarter earnings that exceeded expectations. People’s United Financial shares benefited from management’s ability to avoid subprime loans and much of the resulting credit crisis.

Shortfalls: Shares of managed care provider Health Net fell after management lowered its fiscal year earnings forecast due to disappointing third-quarter results. In the industrials sector, shares of Hong Kong-based China Everbright International—an environmental protection investment firm—fell after the company reported lower-than-expected third-quarter earnings.

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

Investment environment: The stock market return for January–October 2008 was among the worst-five calendar-year results since 1926. Mid- and small-cap growth stocks declined more than their value-oriented counterparts. In our model, the valuation component added the most value to our portion of the portfolio; the market-sentiment and earnings-quality components were neutral for the 12 months.

Successes: Health care, especially equipment providers, was one of our best-performing sectors. Longs Drug Stores and respiratory-device-maker Respironics posted gains. Consumer staples companies—notably, retailers of food and other household staples—were also among our best performers.

Shortfalls: As it was during the fiscal first half, capital goods was our worst-performing industry for the year. Manitowoc, a diversified manufacturer of industrial equipment, was our worst pick.

AXA Rosenberg Investment Management LLC

Portfolio Manager: William E. Ricks, Ph.D.

Americas Chief Executive and Chief

Investment Officer

Investment environment: Equity markets in the United States and around the globe tumbled as the U.S. financial crisis entered a critical crossroads and extreme volatility and economic uncertainty dominated markets. Valuation differentials between companies have expanded, and investors have increasingly taken disparate views on individual companies’ earnings and return potential. We remain focused on fundamental stock selection driven by earnings and valuations.

Successes: Our portion of the portfolio had a persistent, albeit modest, underweighting to consumer discretionary stocks, which proved to be among the weakest performers for the 12 months. Stock selection within the sector also added significant value: We overweighted Priceline.com and underweighted Sirius XM Radio and Goodyear Tire & Rubber. Stock selection in the financial and health care sectors also added to our performance. In financials, persistent underweighting to banks, broker/dealers, and real estate investment trusts (REITs) paid off.

Shortfalls: Global cyclicals sold off sharply on the depressed economic outlook. Our stock selection was weak in the energy and industrial sectors, particularly with overweightings in ATP Oil & Gas, Rowan Companies, and Manitowoc: All three suffered significant share price drops.

Chartwell Investment Partners, L.P.

Portfolio Managers:

Edward N. Antoian,

CFA, CPA, Managing Partner

John A. Heffern, Managing Partner

Investment Environment: “Change” is the big theme for the period just ended and for the quarters ahead: change in political direction, economic conditions, climate patterns, global order, and market leadership. In many important areas of our lives, change has arrived or is on the way, and few are prepared. This change ushers in another important theme: “adaptation.” Managements, companies, even social orders are buffeted by change, but ultimately most will adapt to new realities, eventually grow, and thrive.

Successes: On a relative basis, providers of business services were our top performers. FTI Consulting posted a gain, as its outsourced services were in great demand during the economic downturn. Low exposure to consumer cyclicals also added value.

Shortfalls: Stock selection in capital spending and basic industry significantly detracted from the performance of our portion of the portfolio. AerCap Holdings, an integrated global aviation company whose principal business activity is aircraft leasing, was hindered by the unprecedented rise in commodity prices during late spring and early summer. We expect the stock to rebound, as oil prices have fallen to levels that are profitable for the airline industry.

Century Capital Management, LLC

Portfolio Manager:

Alexander L.Thorndike,

Chief Investment Officer and

Managing Partner

Investment Environment: It will take time to assess the U.S. government’s management of the financial bailout plan announced in October, as well as its fiscal stimulus packages and the Federal Reserve Board’s interest rate cuts. We expect these actions will eventually stabilize the capital markets and lubricate the wheels of a sustainable recovery. We do, however, believe that increased regulation and oversight will redefine the relationship between commerce and government. Patience and persistence are required during the current downturn. We continue to believe that future corporate earnings expectations remain too high, but we are encouraged that equity valuations appear to be at 30-year lows. We are cautiously optimistic that current market conditions may allow us to invest in tomorrow’s leadership franchises at today’s laggard valuations.

Successes: Since Century Capital Management became an investment advisor to the Explorer Fund in early June, the information technology and consumer staples sectors have contributed most to the performance of our portion of the portfolio. Websense and Ralcorp Holdings were among our best-performing stocks. Websense recently reported better-than-expected quarterly earnings and raised expectations for 2008. Ralcorp benefited from a “trade-down” trend by cost-conscious consumers from branded to private-label products.

Shortfalls: The health care and industrials sectors detracted most from our performance. Bruker and General Cable were among the worst performers for the period. Bruker recently reported below-expectation sales for its scientific instruments, and General Cable was hurt by the global economic slowdown in infrastructure spending.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	26	1,857	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have the
			greatest long-term potential. A bottom-up, fundamental
			approach places companies in one of three life-cycle
			categories: pioneer, core growth, and special situation.
			In each, the process looks for companies with strong
			earnings growth and leadership in their markets.
Kalmar Investment Advisers	14	1,002	Employs a “growth with value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses. The process also seeks out
			stocks that are inefficiently valued or that offer value
			through longer-term company ownership. The strategy
			has a dual objective of superior returns with lower risk.
Wellington Management	14	993	Conducts research and analysis of individual companies
Company, LLP			to select stocks believed to have exceptional growth
			potential relative to their market valuations. Each stock
			is considered individually before purchase, and company
			developments are continually monitored for comparison
			with expectations for growth.
Vanguard Quantitative	14	974	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, market
			sentiment, and earnings quality of companies as
			compared with their peers.
AXA Rosenberg Investment	12	878	Employs an investment philosophy grounded in funda-
Management LLC			mental analysis using a two-part quantitative model:
			a valuation model, which compares a stock’s price to
			its fair value, and an earnings forecast model, which
			identifies companies likely to have superior earnings.
Chartwell Investment Partners, L.P.	9	601	Uses a bottom-up, fundamental, research-driven stock-
			selection strategy focusing on companies with sustain-
			able growth, strong management teams, competitive
			positions, and outstanding product and service offerings.
			These companies should continually demonstrate
			growth in earnings per share.
Century Capital Management, LLC	6	394	Employs a fundamental, bottom-up approach that
			attempts to identify reasonably priced companies that
			will grow faster than the overall market. Companies
			also must have a superior return on equity, high
			recurring revenues, and improving margins.
Cash Investments	5	350	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor also may maintain a modest cash
			position.

Explorer Fund

Fund Profile

As of October 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	991	1,516	4,647
Median Market Cap	$1.7B	$1.7B	$27.5B
Price/Earnings Ratio	16.2x	17.5x	12.8x
Price/Book Ratio	1.9x	2.2x	1.8x
Yield[3]		0.9%	2.6%
Investor Shares	0.3%
Admiral Shares	0.5%
Return on Equity	15.4%	16.3%	20.4%
Earnings Growth Rate	23.0%	21.4%	17.8%
Foreign Holdings	3.1%	0.0%	0.0%
Turnover Rate	112%	—	—
Expense Ratio
(10/31/2007)[4]		—	—
Investor Shares	0.41%
Admiral Shares	0.23%
Short-Term Reserves	2.5%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	12.8%	15.0%	8.8%
Consumer Staples	4.1	3.5	11.1
Energy	7.2	8.2	12.5
Financials	7.6	6.2	16.7
Health Care	20.8	22.0	13.7
Industrials	16.8	19.5	11.1
Information Technology	24.6	19.2	15.6
Materials	4.4	4.5	3.4
Telecommunication
Services	0.8	1.1	3.0
Utilities	0.9	0.8	4.1

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.93
Beta	0.95	1.20

Ten Largest Holdings[6] (% of portfolio)

Cephalon, Inc.	biotechnology	1.4%
Microsemi Corp.	semiconductors	1.0
O'Reilly Automotive, Inc.	automotive retail	0.8
DeVry, Inc.	education services	0.7
Polycom, Inc.	communications
	equipment	0.7
AptarGroup Inc.	metal and glass
	containers	0.7
Henry Schein, Inc.	health care
	distributors	0.7
The Dun & Bradstreet Corp.	diversified
	commercial and
	professional services	0.7
Alliance Data Systems Corp.	data processing and
	outsourced services	0.7
Stericycle, Inc.	environmental and
	facilities services	0.6
Top Ten		8.0%

1  Russell 2500 Growth Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  The expense ratios shown are from the prospectus dated August 18, 2008. For the fiscal year ended October 31, 2008, expense ratios were 0.44% for Investor Shares and 0.26% for Admiral Shares.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6  The holdings listed exclude any temporary cash investments and equity index products.

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1998–October 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Explorer Fund Investor Shares[1]	–40.17%	–0.98%	5.66%	$17,347
Dow Jones Wilshire 5000 Index	–36.43	0.81	1.27	11,350
Russell 2500 Growth Index	–41.00	–0.17	3.10	13,574
Average Small-Cap Growth Fund[2]	–42.01	–2.04	3.84	14,572

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Explorer Fund Admiral Shares	–40.07%	–0.81%	1.78%	$113,058
Dow Jones Wilshire 5000 Index	–36.43	0.81	0.94	106,766
Russell 2500 Growth Index	–41.00	–0.17	1.34	109,738

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: November 12, 2001.

Explorer Fund

Fiscal-Year Total Returns (%): October 31, 1998–October 31, 2008

Average Annual Total Returns: Periods Ended September 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	12/11/1967	–22.57%	5.51%	8.87%
Admiral Shares	11/12/2001	–22.44	5.68	5.29[2]

1   Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2    Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

Explorer Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of October 31, 2008

This Statement summarizes the fund’s holdings by asset type (common stocks, bonds, etc.) and by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	O’Reilly Automotive, Inc.	2,043,012	55,386	0.8%
	DeVry, Inc.	901,870	51,127	0.7%
*	Dollar Tree, Inc.	901,451	34,273	0.5%
	Service Corp. International	4,801,600	33,131	0.5%
*	DreamWorks Animation SKG, Inc.	997,967	28,043	0.4%
	Ross Stores, Inc.	810,297	26,489	0.4%
*	WMS Industries, Inc.	1,025,099	25,627	0.4%
†	Consumer Discretionary—Other		583,337	8.2%
			837,413	11.9%
Consumer Staples
*,^	Chattem, Inc.	349,383	26,438	0.4%
	Church & Dwight, Inc.	440,640	26,037	0.4%
*	Ralcorp Holdings, Inc.	380,100	25,725	0.4%
†	Consumer Staples—Other		188,492	2.6%
			266,692	3.8%
Energy
*	Ultra Petroleum Corp.	656,350	30,553	0.4%
*	Comstock Resources, Inc.	617,303	30,507	0.4%
*	Atwood Oceanics, Inc.	992,540	27,275	0.4%
*	Southwestern Energy Co.	755,580	26,914	0.4%
†	Energy—Other		356,242	5.1%
			471,491	6.7%
Exchange-Traded Funds
1	Vanguard Small-Cap ETF	1,165,083	54,304	0.8%
1	Vanguard Small-Cap Growth ETF	713,200	32,893	0.4%
			87,197	1.2%

Explorer Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Financials
	Cash America International Inc.	965,000	34,132	0.5%
	People’s United Financial Inc.	1,619,975	28,350	0.4%
2	Advanta Corp. Class A	1,023,300	2,425	0.0%
†	Financials—Other		386,579	5.5%
			451,486	6.4%
Health Care
*	Cephalon, Inc.	1,353,105	97,045	1.4%
*	Henry Schein, Inc.	1,016,292	47,573	0.7%
*	Edwards Lifesciences Corp.	702,820	37,137	0.5%
*	IDEXX Laboratories Inc.	1,007,150	35,442	0.5%
	DENTSPLY International Inc.	1,086,989	33,023	0.5%
*	ResMed Inc.	960,360	32,902	0.5%
*	Alexion Pharmaceuticals, Inc.	802,440	32,699	0.5%
	Pharmaceutical Product Development, Inc.	1,041,456	32,264	0.5%
*	Psychiatric Solutions, Inc.	955,750	31,817	0.5%
*	Regeneron Pharmaceuticals, Inc.	1,638,064	31,615	0.5%
*	Haemonetics Corp.	479,400	28,313	0.4%
*	Alkermes, Inc.	2,819,600	27,858	0.4%
*	Endo Pharmaceuticals Holdings, Inc.	1,428,740	26,432	0.4%
	PDL BioPharma Inc.	2,540,768	24,772	0.4%
†	Health Care—Other		860,537	11.9%
			1,379,429	19.6%
Industrials
	The Dun & Bradstreet Corp.	634,100	46,727	0.7%
*	Stericycle, Inc.	778,680	45,498	0.7%
	MSC Industrial Direct Co., Inc. Class A	1,016,340	36,446	0.5%
*	Kansas City Southern	887,351	27,393	0.4%
*	RBC Bearings Inc.	1,041,518	24,715	0.4%
†	Industrials—Other		919,201	12.9%
			1,099,980	15.6%
	Information Technology
*	Microsemi Corp.	3,113,380	67,685	1.0%
*	Polycom, Inc.	2,342,445	49,215	0.7%
*	Alliance Data Systems Corp.	921,404	46,218	0.7%
*	Mettler-Toledo International Inc.	547,131	41,877	0.6%
*	Ariba, Inc.	3,517,009	37,632	0.5%
*	FEI Co.	1,602,502	33,669	0.5%
	FactSet Research Systems Inc.	784,550	30,433	0.4%
^	Heartland Payment Systems, Inc.	1,706,992	29,719	0.4%
*	VeriFone Holdings, Inc.	2,396,300	27,222	0.4%
*	ON Semiconductor Corp.	5,071,025	25,913	0.4%
*	Riverbed Technology, Inc.	1,987,900	24,908	0.4%
†	Information Technology—Other		1,225,844	17.3%
			1,640,335	23.3%
Materials
	AptarGroup Inc.	1,579,600	47,893	0.7%
	Sensient Technologies Corp.	1,273,300	32,125	0.5%
	Albemarle Corp.	1,021,170	24,866	0.4%
†	Materials—Other		182,141	2.5%
			287,025	4.1%

† Telecommunication Services			48,438	0.7%

† Utilities			46,243	0.6%
Total Common Stocks (Cost $8,676,933)			6,615,729	93.9%[3]

Explorer Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund, 2.217%	460,318,555	460,319	6.5%

	Face
	Amount
	($000)
Repurchase Agreement
JPMorgan Securities Inc. 0.230%, 11/3/08
(Dated 10/31/08, Repurchase Value $41,901,000,
collateralized by Federal National Mortgage Assn.
5.500%, 9/1/35–6/1/38)	41,900	41,900	0.6%

†[6]U.S. Government Agency Obligations		26,984	0.4%
Total Temporary Cash Investments (Cost $529,196)		529,203	7.5%[3]
Total Investments (Cost $9,206,129)		7,144,932	101.4%
Other Assets and Liabilities
Other Assets		83,310	1.2%
Liabilities[5]		(179,169)	(2.6%)
		(95,859)	(1.4%)
Net Assets		7,049,073	100.0%

Explorer Fund

At October 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	9,943,754
Undistributed Net Investment Income	13,262
Accumulated Net Realized Losses	(834,803)
Unrealized Appreciation (Depreciation)
Investment Securities	(2,061,197)
Futures Contracts	(11,848)
Foreign Currencies	(95)
Net Assets	7,049,073

Investor Shares—Net Assets
Applicable to 110,366,834 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,025,715
Net Asset Value Per Share—Investor Shares	$45.54

Admiral Shares—Net Assets
Applicable to 47,668,092 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,023,358
Net Asset Value Per Share—Admiral Shares	$42.45

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $82,936,000.

†  Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1  Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

2  Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

3  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.6% and 3.8%, respectively, of net assets.

4  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5  Includes $84,415,000 of collateral received for securities on loan.

6  Securities with a value of $26,984,000 have been segregated as initial margin for open futures contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Year Ended
October 31, 2008
($000)
Investment Income
Income
Dividends[1,2]	58,761
Interest[2]	18,290
Security Lending	8,613
Total Income	85,664
Expenses
Investment Advisory Fees—Note B
Basic Fee	17,981
Performance Adjustment	(2,213)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	18,898
Management and Administrative—Admiral Shares	2,208
Marketing and Distribution—Investor Shares	1,621
Marketing and Distribution—Admiral Shares	794
Custodian Fees	88
Auditing Fees	34
Shareholders’ Reports—Investor Shares	237
Shareholders’ Reports—Admiral Shares	112
Trustees’ Fees and Expenses	17
Total Expenses	39,777
Expenses Paid Indirectly	(529)
Net Expenses	39,248
Net Investment Income	46,416
Realized Net Gain (Loss)
Investment Securities Sold[2]	(701,538)
Futures Contracts	(94,115)
Covered Call Options Written	835
Foreign Currencies	(257)
Realized Net Gain (Loss)	(795,075)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(4,085,912)
Futures Contracts	(27,274)
Covered Call Options Written	—
Foreign Currencies	(108)
Change in Unrealized Appreciation (Depreciation)	(4,113,294)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,861,953)

1  Dividends are net of foreign withholding taxes of $541,000.

2  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $2,001,000, $15,907,000, and ($11,440,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	46,416	59,448
Realized Net Gain (Loss)	(795,075)	1,101,439
Change in Unrealized Appreciation (Depreciation)	(4,113,294)	583,721
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,861,953)	1,744,608
Distributions
Net Investment Income
Investor Shares	(32,844)	(33,478)
Admiral Shares	(19,834)	(18,985)
Realized Capital Gain[1]
Investor Shares	(718,966)	(776,690)
Admiral Shares	(293,376)	(300,195)
Total Distributions	(1,065,020)	(1,129,348)
Capital Share Transactions
Investor Shares	294,591	(19,018)
Admiral Shares	92,430	211,543
Net Increase (Decrease) from Capital Share Transactions	387,021	192,525
Total Increase (Decrease)	(5,539,952)	807,785
Net Assets
Beginning of Period	12,589,025	11,781,240
End of Period[2]	7,049,073	12,589,025

1  Includes fiscal 2008 and 2007 short-term gain distributions totaling $233,468,000 and $122,716,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed net investment income of $13,262,000 and $18,187,000. See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$83.93	$80.26	$76.67	$67.01	$63.17
Investment Operations
Net Investment Income (Loss)	.295	.362	.302	.111	(.050)
Net Realized and Unrealized Gain (Loss)
on Investments	(31.589)	11.052	9.724	9.622	3.890
Total from Investment Operations	(31.294)	11.414	10.026	9.733	3.840
Distributions
Dividends from Net Investment Income	(.310)	(.320)	(.230)	—	—
Distributions from Realized Capital Gains	(6.786)	(7.424)	(6.206)	(.073)	—
Total Distributions	(7.096)	(7.744)	(6.436)	(.073)	—
Net Asset Value, End of Period	$45.54	$83.93	$80.26	$76.67	$67.01

Total Return[1]	–40.17%	15.31%	13.59%	14.53%	6.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,026	$8,937	$8,517	$7,836	$7,302
Ratio of Total Expenses to
Average Net Assets[2]	0.44%	0.41%	0.46%	0.51%	0.57%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.40%	0.44%	0.36%	0.16%	(0.11%)
Portfolio Turnover Rate	112%	90%	96%	80%	82%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.04%), (0.03%), (0.01%), and 0.02%. See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$78.25	$74.82	$71.47	$62.37	$58.71
Investment Operations
Net Investment Income	.385	.478	.422	.215	.040
Net Realized and Unrealized Gain (Loss)
on Investments	(29.442)	10.299	9.050	8.953	3.620
Total from Investment Operations	(29.057)	10.777	9.472	9.168	3.660
Distributions
Dividends from Net Investment Income	(.427)	(.437)	(.346)	—	—
Distributions from Realized Capital Gains	(6.316)	(6.910)	(5.776)	(.068)	—
Total Distributions	(6.743)	(7.347)	(6.122)	(.068)	—
Net Asset Value, End of Period	$42.45	$78.25	$74.82	$71.47	$62.37

Total Return	–40.07%	15.53%	13.79%	14.70%	6.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,023	$3,652	$3,264	$2,402	$1,161
Ratio of Total Expenses to
Average Net Assets[1]	0.26%	0.23%	0.28%	0.34%	0.43%
Ratio of Net Investment Income to
Average Net Assets	0.58%	0.62%	0.54%	0.33%	0.04%
Portfolio Turnover Rate	112%	90%	96%	80%	82%

1  Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.04%), (0.03%), (0.01%), and 0.02%. See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Covered Call Options Written: The fund may write covered call options on security holdings that are considered to be attractive long-term investments but are believed to be overvalued in the short-term. When the fund writes options, the premium received by the fund is recorded as an asset with an equal liability that is marked-to-market to reflect the current market value of the options written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized. Options are valued at their latest quoted sales prices. Options not traded on the valuation date are valued at the latest quoted asked prices.

4. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover

Explorer Fund

or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

5. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AXA Rosenberg Investment Management LLC, Century Capital Management, LLC, Chartwell Investment Partners, L.P., Granahan Investment Management, Inc., Kalmar Investment Advisers, and Wellington Management Company, LLP, each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Chartwell Investment Partners, Granahan Investment Management, Inc., Kalmar Investment Advisers, and Wellington Management Company, LLP, are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. The basic fee for AXA Rosenberg Investment Management LLC is subject to quarterly adjustments based on performance since July 31, 2007, relative to the Russell 2500 Growth Index. In accordance with the

Explorer Fund

advisory contract entered into with Century Capital Management, LLC, in June 2008, beginning August 1, 2009, the investment advisory fee will be subject to quarterly adjustments based on performance since October 31, 2008, relative to a 50/50 blend of the Russell 2500 Index and the Russell 2500 Growth Index. Until February 2008, a portion of the fund was managed by Grantham, Mayo, Van Otterloo & Co. LLC. The basic fee paid to Grantham, Mayo, Van Otterloo & Co. LLC was subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $454,000 for the year ended October 31, 2008.

For the year ended October 31, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a decrease of $2,213,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2008, the fund had contributed capital of $825,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.82% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2008, these arrangements reduced the fund’s management and administrative expenses by $498,000 and custodian fees by $31,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2008, the fund realized net foreign currency losses of $257,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments were in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2008, the fund realized gains on the sale of passive foreign investment companies of $1,594,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Explorer Fund

For tax purposes, at October 31, 2008, the fund had $34,524,000 of ordinary income available for distribution. The fund had available realized losses of $784,127,000 to offset future net capital gains through October 31, 2016.

At October 31, 2008, the cost of investment securities for tax purposes was $9,268,828,000. Net unrealized depreciation of investment securities for tax purposes was $2,123,896,000, consisting of unrealized gains of $361,972,000 on securities that had risen in value since their purchase and $2,485,868,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2008, the aggregate settlement value of open futures contracts expiring in December 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
E-mini Russell 2000 Index	4,002	214,707	(7,615)
E-mini S&P MidCap Index	574	32,626	1,790
S&P MidCap 400 Index	41	11,652	(4,059)
E-mini NASDAQ 100 Index	255	6,819	(1,964)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended October 31, 2008, the fund purchased $10,951,394,000 of investment securities and sold $11,531,826,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	981,528	15,527	1,002,407	12,663
Issued in Lieu of Cash Distributions	742,180	10,728	798,597	10,589
Redeemed	(1,429,117)	(22,368)	(1,820,022)	(22,892)
Net Increase (Decrease)—Investor Shares	294,591	3,887	(19,018)	360
Admiral Shares
Issued	459,208	7,554	762,605	10,288
Issued in Lieu of Cash Distributions	293,573	4,559	309,959	4,415
Redeemed	(660,351)	(11,114)	(861,021)	(11,658)
Net Increase (Decrease)—Admiral Shares	92,430	999	211,543	3,045

Explorer Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2007		Proceeds from		Oct. 31, 2008
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Advanta Corp.	NA1	7,992	1,403	579	2,425
RBC Bearings Inc.	NA1	41,775	9,506	—	NA2
The Advisory Board Co.	60,415	22,394	34,369	—	NA2
	60,415			579	2,425

I. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	7,036,532	(11,848)
Level 2—Other significant observable inputs	103,832	—
Level 3—Significant unobservable inputs	4,568	—
Total	7,144,932	(11,848)

1  At October 31, 2007, the issuer was not an affiliated company of the fund.

2  At October 31, 2008, the security was still held, but the issuer was no longer an affiliated company of the fund.

Explorer Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended October 31, 2008:

Investments
in Securities
Amount valued based on Level 3 Inputs	($000)
Balance as of October 31, 2007	—
Transfers in and/or out of Level 3	4,568
Balance as of October 31, 2008	4,568

J. The following table summarizes the fund’s covered call options written during the year ended October 31, 2008:

	Number of	Premiums
	Contracts	Received
Covered Call Options	Written	($000)
Balance at October 31, 2007	—	—
Options written	12,056	835
Options expired	(8,580)	(402)
Options closed	(3,476)	(433)
Options exercised	—	—
Options open at October 31, 2008	—	—

Report of Independent Registered

Public Accounting Firm

To the Trustees of Trustees and Shareholders of Vanguard Explorer Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodians and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2008

Special 2008 tax information (unaudited) for Vanguard Explorer Fund

This information for the fiscal year ended October 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $778,981,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $52,888,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders,100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Fund Investor Shares[1]
Periods Ended October 31, 2008
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–40.17%	–0.98%	5.66%
Returns After Taxes on Distributions	–41.26	–1.97	4.08
Returns After Taxes on Distributions and Sale of Fund Shares	–24.43	–0.58	4.52

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	4/30/2008	10/31/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$692.94	$1.96
Admiral Shares	1,000.00	693.51	1.20
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.89	$2.35
Admiral Shares	1,000.00	1,023.79	1.43

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.46% for Investor Shares and 0.28% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan1

Born 1954  Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/ Trustee Since May 1987;   Trustee of The Vanguard Group, Inc., and of each of the investment companies served Chairman of the Board    by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group 156 Vanguard Funds Overseen and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937  Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures Trustee Since January 2001 in education); Senior Advisor to Greenwich Associates (international business strategy 156 Vanguard Funds Overseen consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948  Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Trustee Since January 2008 Officer for North America since 2004 and Corporate Vice President of Xerox Corporation 156 Vanguard Funds Overseen (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945  Principal Occupation(s) During the Past Five Years: Chairman, President, and Trustee Since December 20012 Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of 156 Vanguard Funds Overseen the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services), since 2005.

Amy Gutmann

Born 1949  Principal Occupation(s) During the Past Five Years: President of the University of

Trustee Since June 2006   Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School 156 Vanguard Funds Overseen for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950  Principal Occupation(s) During the Past Five Years: Corporate Vice President and Trustee Since July 1998   Chief Global Diversity Officer since 2006, Vice President and Chief Information 156 Vanguard Funds Overseen Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952  Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance Trustee Since December 2004 and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty 156 Vanguard Funds Overseen Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941  Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Trustee Since January 1993 Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director 156 Vanguard Funds Overseen of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936  Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Trustee Since April 1985   Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and 156 Vanguard Funds Overseen AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers1

Thomas J. Higgins

Born 1957  Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer   Treasurer of each of the investment companies served by The Vanguard Group; Chief Since September 2008   Financial Officer of each of the investment companies served by The Vanguard Treasurer Since July 1998   Group since 2008. 156 Vanguard Funds Overseen

F. William McNabb III

Born 1957  Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, Chief Executive Officer   and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and Since August 31, 2008   President of each of the investment companies served by The Vanguard Group since President Since March 2008 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard 156 Vanguard Funds Overseen Group (1995–2008).

Heidi Stam

Born 1956  Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Secretary Since July 2005   Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of 156 Vanguard Funds Overseen The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Ralph K. Packard	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	James M. Norris	Glenn W. Reed

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard®> www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services>800-662-2739	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Institutional Investor Services > 800-523-1036	and searching for “proxy voting guidelines,” or by
calling Vanguard at 800-662-2739. The guidelines are
Text Telephone for People	also available from the SEC’s website, www.sec.gov.
With Hearing Impairment > 800-952-3335	In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by	You can review and copy information about your fund
the fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
CFA® is a trademark owned by CFA Institute.	request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
The funds or securities referred to herein are not	Public Reference Section, Securities and Exchange
sponsored, endorsed, or promoted by MSCI, and MSCI	Commission, Washington, DC 20549-0102.
bears no liability with respect to any such funds or
securities. For any such funds or securities, the
prospectus or the Statement of Additional Information
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
any related funds.

Russell is a trademark of The Frank Russell Company.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q240 122008

Vanguard® Explorer™ Fund
Schedule of Investments
October 31, 2008
			Market
			Value
		Shares	($000)
Common Stocks (93.9%)[1]
Consumer Discretionary (11.9%)
*	O’Reilly Automotive, Inc.	2,043,012	55,386
	DeVry, Inc.	901,870	51,127
*	Dollar Tree, Inc.	901,451	34,273
	Service Corp. International	4,801,600	33,131
*	DreamWorks Animation SKG, Inc.	997,967	28,043
	Ross Stores, Inc.	810,297	26,489
*	WMS Industries, Inc.	1,025,099	25,627
*	Urban Outfitters, Inc.	987,336	21,465
	Aaron Rents, Inc.	782,640	19,402
*	GameStop Corp. Class A	678,985	18,597
*	Marvel Entertainment, Inc.	556,500	17,914
	Penske Automotive Group Inc.	2,056,700	16,844
*	Big Lots Inc.	685,798	16,754
*	Tractor Supply Co.	401,535	16,688
*,^	Jos. A. Bank Clothiers, Inc.	649,488	16,542
	Matthews International Corp.	344,100	15,357
*	Skechers U.S.A., Inc.	1,113,500	15,121
	Foot Locker, Inc.	995,400	14,553
*	LKQ Corp.	1,228,470	14,054
*	Capella Education Co.	276,659	13,114
	Tiffany & Co.	457,698	12,564
*	The Warnaco Group, Inc.	407,100	12,136
*	Lamar Advertising Co. Class A	768,200	11,654
	Autoliv, Inc.	513,900	10,977
	John Wiley & Sons Class A	315,250	10,964
*	Apollo Group, Inc. Class A	156,900	10,906
*	Papa John’s International, Inc.	471,262	10,632
*	Penn National Gaming, Inc.	547,985	10,554
	Tupperware Brands Corp.	379,630	9,605
	Burger King Holdings Inc.	454,130	9,028
*	Rent-A-Center, Inc.	607,410	8,868
*,^	Life Time Fitness, Inc.	456,730	8,696
	WABCO Holdings Inc.	471,814	8,667
*	TRW Automotive Holdings Corp.	1,354,200	8,559
*	thinkorswim Group, Inc.	1,030,600	8,245
	RadioShack Corp.	613,318	7,765
	OfficeMax, Inc.	873,400	7,031
	BorgWarner, Inc.	307,800	6,916
*,^	Netflix.com, Inc.	269,135	6,664
*	Corinthian Colleges, Inc.	447,982	6,397
*	ITT Educational Services, Inc.	70,900	6,214
	Advance Auto Parts, Inc.	186,234	5,810
*	The Dress Barn, Inc.	540,272	5,165
*	Scientific Games Corp.	278,750	5,017
*	Chipotle Mexican Grill, Inc. Class B	117,050	5,006
*	Tenneco Automotive, Inc.	1,014,006	4,979
*	The Gymboree Corp.	189,059	4,889
*	The Children’s Place Retail Stores, Inc.	145,859	4,876
	CBRL Group, Inc.	243,939	4,859
	Darden Restaurants Inc.	216,275	4,795
*	CEC Entertainment Inc.	181,194	4,653

*	Morningstar, Inc.	121,925	4,565
*,^	Chipotle Mexican Grill, Inc.	85,600	4,344
*	Priceline.com, Inc.	78,000	4,105
*	Hanesbrands Inc.	234,600	4,098
*	NVR, Inc.	8,300	4,069
*	Aeropostale, Inc.	155,800	3,772
*	The Wet Seal, Inc. Class A	1,224,950	3,601
*,^	Zale Corp.	211,000	3,600
*	Bally Technologies Inc.	162,400	3,597
*	Pre-Paid Legal Services, Inc.	88,408	3,490
*	Texas Roadhouse, Inc.	488,038	3,426

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2008
			Market
			Value
		Shares	($000)
*	Hot Topic, Inc.	498,200	3,228
*	Deckers Outdoor Corp.	37,700	3,199
*	The Goodyear Tire & Rubber Co.	350,203	3,124
	Family Dollar Stores, Inc.	114,300	3,076
*	Jack in the Box Inc.	152,900	3,073
*	Hollywood Media Corp.	1,564,823	3,004
	Limited Brands, Inc.	237,200	2,842
*	Fossil, Inc.	153,700	2,790
	Wolverine World Wide, Inc.	112,900	2,653
*	FGX International Holdings Ltd.	207,091	2,278
^	NutriSystem, Inc.	156,614	2,216
*	Fuel Systems Solutions, Inc.	77,200	2,196
*	1-800-FLOWERS.COM, Inc.	400,908	2,145
	Harte-Hanks, Inc.	304,500	2,138
*	Denny’s Corp.	1,152,300	2,063
*	True Religion Apparel, Inc.	121,900	2,042
^	Polaris Industries, Inc.	58,900	1,983
*	Global Sources Ltd.	243,452	1,923
*,^	Martha Stewart Living Omnimedia, Inc.	350,102	1,831
	Ameristar Casinos, Inc.	183,000	1,685
*	Collective Brands, Inc.	117,922	1,508
*	Coinstar, Inc.	58,460	1,402
	Guess ?, Inc.	60,100	1,308
	Phillips-Van Heusen Corp.	52,800	1,294
	Strayer Education, Inc.	5,600	1,267
	Interactive Data Corp.	53,300	1,257
	Hillenbrand Inc.	63,900	1,214
*	Jo-Ann Stores, Inc.	62,754	1,202
	The Buckle, Inc.	44,700	1,177
*	Hawk Corp. Class A	75,003	1,084
	National CineMedia Inc.	128,891	1,044
*	Perry Ellis International Corp.	106,423	1,042
	Borders Group, Inc.	306,170	1,038
	Liz Claiborne, Inc.	119,830	977
*,^	Conn’s, Inc.	68,550	929
*	Wonder Auto Technology, Inc.	216,644	864
*	Buffalo Wild Wings Inc.	28,500	806
	Choice Hotels International, Inc.	29,100	796
	PetSmart, Inc.	38,800	764
*	Mediacom Communications Corp.	164,766	732
	Systemax Inc.	51,600	731
*,^	Palm Harbor Homes, Inc.	84,600	728
^	Talbots Inc.	69,620	683
*	Town Sports International Holdings, Inc.	255,726	637
*	Interpublic Group of Cos., Inc.	118,300	614
*,^	CarMax, Inc.	54,300	577
	International Speedway Corp.	17,867	561
*	Citi Trends Inc.	31,400	525
	Dover Downs Gaming & Entertainment, Inc.	100,550	515
*	Lodgian, Inc.	86,660	442
^	DineEquity, Inc.	19,481	351
*	Wendy’s/Arby’s Group, Inc.	96,600	350
	CPI Corp.	47,665	348
*	Sirius XM Radio Inc.	984,300	333
*	Alloy, Inc.	66,260	333

	Monro Muffler Brake, Inc.	14,200	306
*	Mothers Work, Inc.	34,392	302
*	AnnTaylor Stores Corp.	23,880	300
	Pulte Homes, Inc.	19,900	222
	Haverty Furniture Cos., Inc.	14,160	139
*	Barry RG Corp Ohio	23,030	119
*	K12 Inc.	3,900	107
*	Red Lion Hotels Corp.	38,360	106
*	Charlotte Russe Holding Inc.	12,400	105

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2008
			Market
			Value
		Shares	($000)
	Hasbro, Inc.	3,400	99
*	Aristotle Corp	13,280	81
*	Einstein Noah Restaurant Group Inc.	9,300	75
	CKE Restaurants Inc.	7,300	62
	Finish Line, Inc.	4,319	41
	Dover Motorsports, Inc.	18,817	40
*	Sally Beauty Co. Inc.	7,500	38
	Blyth, Inc.	2,770	24
	Cinemark Holdings Inc.	2,850	24
*	Champion Enterprises, Inc.	9,620	18
*	Overstock.com, Inc.	1,312	16
*	Central European Media Enterprises Ltd. Class A	400	11
*	Motorcar Parts of America, Inc.	2,060	9
*	Nathan’s Famous Inc	418	7
*	Retail Ventures, Inc.	570	1
			837,413
Consumer Staples (3.8%)
*,^	Chattem, Inc.	349,383	26,438
	Church & Dwight, Inc.	440,640	26,037
*	Ralcorp Holdings, Inc.	380,100	25,725
	Nu Skin Enterprises, Inc.	1,797,235	23,166
	Ruddick Corp.	805,200	23,061
*	United Natural Foods, Inc.	963,604	21,527
*	Central European Distribution Corp.	611,040	17,592
*	Constellation Brands, Inc. Class A	1,200,221	15,051
	Herbalife Ltd.	553,039	13,511
	Spartan Stores, Inc.	387,400	10,456
	Tyson Foods, Inc.	1,047,600	9,156
*	Smithfield Foods, Inc.	639,900	6,732
	PriceSmart, Inc.	449,850	6,703
	Diamond Foods, Inc.	224,482	6,562
^	Cal-Maine Foods, Inc.	191,119	5,617
*	BJ’s Wholesale Club, Inc.	135,240	4,760
	McCormick & Co., Inc.	131,700	4,433
*	Dean Foods Co.	144,200	3,152
*	Darling International, Inc.	358,900	2,706
*	NBTY, Inc.	111,748	2,612
*	Boston Beer Co., Inc. Class A	64,600	2,441
*	Energizer Holdings, Inc.	35,050	1,712
	Alberto-Culver Co.	64,800	1,667
*	Omega Protein Corp.	150,997	1,114
	Nash-Finch Co.	23,500	927
*	Winn-Dixie Stores, Inc.	58,200	874
*	Elizabeth Arden, Inc.	33,080	572
*	AgFeed Industries, Inc.	116,620	511
*	The Pantry, Inc.	21,800	480
*	Physicians Formula Holdings, Inc.	109,049	385
	Flowers Foods, Inc.	9,500	282
^	Whole Foods Market, Inc.	19,200	206
*	Overhill Farms Inc.	32,386	144
	Inter Parfums, Inc.	9,300	108
*	China Sky One Medical Inc.	9,800	88
*	Schiff Nutrition International, Inc.	9,800	58
	Coca-Cola Bottling Co.	1,201	53
	Arden Group Inc. Class A	328	49

*	National Beverage Corp.	1,600	15
*	Medifast, Inc.	1,500	8
*	Natural Alternatives International, Inc.	205	1
			266,692
Energy (6.7%)
*	Ultra Petroleum Corp.	656,350	30,553
*	Comstock Resources, Inc.	617,303	30,507
*	Atwood Oceanics, Inc.	992,540	27,275

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2008
			Market
			Value
		Shares	($000)
*	Southwestern Energy Co.	755,580	26,914
*	Petrohawk Energy Corp.	1,277,350	24,206
	XTO Energy, Inc.	550,925	19,806
	Tidewater Inc.	445,055	19,409
	Walter Industries, Inc.	392,066	15,193
	Core Laboratories N.V.	202,040	14,890
*	Superior Energy Services, Inc.	545,170	11,623
*	Encore Acquisition Co.	366,100	11,404
	Southern Union Co.	638,400	10,993
	Range Resources Corp.	237,290	10,018
*	Unit Corp.	258,139	9,691
	Niko Resources Ltd.	212,040	9,289
*	Mariner Energy Inc.	601,636	8,658
*	Arena Resources, Inc.	277,800	8,467
*	Tesco Corp.	742,700	8,452
*	Gulfmark Offshore, Inc.	209,569	7,754
*	Oil States International, Inc.	325,957	7,539
	St. Mary Land & Exploration Co.	286,875	7,140
*	GMX Resources Inc.	186,800	7,052
*	Grey Wolf, Inc.	1,095,050	7,030
*	Oceaneering International, Inc.	248,100	6,989
	CARBO Ceramics Inc.	144,999	6,274
*,^	Delta Petroleum Corp.	662,000	6,223
	Berry Petroleum Class A	250,250	5,831
*	Bristow Group, Inc.	228,050	5,649
*	National Oilwell Varco Inc.	188,338	5,629
*	Helix Energy Solutions Group, Inc.	530,100	5,598
*	Lundin Petroleum AB	1,157,600	5,526
	Penn Virginia Corp.	145,895	5,423
	Massey Energy Co.	218,251	5,039
*	Whiting Petroleum Corp.	92,700	4,819
*	Swift Energy Co.	139,300	4,469
*	Parker Drilling Co.	851,871	4,362
	W&T Offshore, Inc.	210,028	4,026
*	ION Geophysical Corp.	574,100	3,766
^	Frontline Ltd.	116,100	3,692
*	Rosetta Resources, Inc.	336,306	3,548
*	Contango Oil & Gas Co.	63,298	3,481
*	Matrix Service Co.	283,065	3,468
*	IHS Inc. Class A	92,900	3,288
*	Concho Resources, Inc.	154,000	3,272
*	SEACOR Holdings Inc.	46,799	3,143
	Foundation Coal Holdings, Inc.	146,100	3,033
*	McMoRan Exploration Co.	205,200	2,912
*	Alpha Natural Resources, Inc.	79,400	2,840
*	Clean Energy Fuels Corp.	341,600	2,630
	Ship Finance International Ltd.	169,948	2,320
*	Willbros Group, Inc.	139,000	2,153
*	Pioneer Drilling Co.	223,013	1,726
*	Clayton Williams Energy, Inc.	33,600	1,627
*	GeoResources Inc.	99,800	1,491
	Patterson-UTI Energy, Inc.	111,900	1,485
	Teekay Tankers Ltd.	119,980	1,458
*	Callon Petroleum Co.	119,575	1,234
*	Aventine Renewable Energy Holdings, Inc.	562,505	1,097

	DHT Maritime	190,080	1,000
*	Warren Resources Inc.	180,451	955
	Rowan Cos., Inc.	49,485	898
*	Basic Energy Services Inc.	60,200	823
*	PHI Inc. Non-Voting Shares	31,600	663
*	Stone Energy Corp.	21,621	656
*	Patriot Coal Corp.	32,700	518
*	ATP Oil & Gas Corp.	38,302	461
*	EXCO Resources, Inc.	45,500	418

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2008
			Market
			Value
		Shares	($000)
*	Energy Partners, Ltd.	75,167	325
*	Dresser Rand Group, Inc.	12,400	278
*	Approach Resources Inc.	24,600	268
*	Hornbeck Offshore Services, Inc.	8,489	202
*	T-3 Energy Services, Inc.	8,123	196
*	Gulfport Energy Corp.	24,641	174
*	PetroQuest Energy, Inc.	12,527	125
*	Bolt Technology Corp.	7,050	57
*	Union Drilling, Inc.	7,000	38
*	TETRA Technologies, Inc.	4,420	31
*	International Coal Group, Inc.	4,402	21
			471,491
Exchange-Traded Funds (1.2%)
2	Vanguard Small-Cap ETF	1,165,083	54,304
2	Vanguard Small-Cap Growth ETF	713,200	32,893
			87,197
Financials (6.4%)
	Cash America International Inc.	965,000	34,132
	People’s United Financial Inc.	1,619,975	28,350
	Platinum Underwriters Holdings, Ltd.	594,300	18,863
*	Nasdaq Stock Market Inc.	536,000	17,399
	SEI Investments Co.	928,200	16,411
	Jefferies Group, Inc.	969,363	15,345
*	ProAssurance Corp.	266,600	14,650
	U-Store-It Trust REIT	2,066,850	14,179
	UMB Financial Corp.	307,800	13,953
	Waddell & Reed Financial, Inc.	931,400	13,524
*,^	Western Alliance Bancorp	885,572	13,115
*	Interactive Brokers Group, Inc.	607,370	12,979
	CapitalSource Inc. REIT	1,679,649	12,429
*	Arch Capital Group Ltd.	174,300	12,157
*	Affiliated Managers Group, Inc.	233,040	10,808
	Huntington Bancshares Inc.	1,135,000	10,726
	First American Corp.	498,100	10,166
*,^	Reinsurance Group of America, Inc. Class A	257,400	9,611
	MFA Mortgage Investments, Inc. REIT	1,705,250	9,379
	City National Corp.	175,000	9,368
	RenaissanceRe Holdings Ltd.	197,350	9,058
^	Popular, Inc.	1,119,117	8,505
	PartnerRe Ltd.	122,100	8,265
^	Greenhill & Co., Inc.	117,650	7,761
	Lazard Ltd. Class A	250,335	7,553
*	Stifel Financial Corp.	163,975	7,158
	optionsXpress Holdings Inc.	396,650	7,045
^	Redwood Trust, Inc. REIT	395,700	6,030
	Cullen/Frost Bankers, Inc.	101,800	5,698
	QC Holdings Inc.	587,686	4,737
	CIT Group Inc.	1,100,600	4,556
	Validus Holdings, Ltd.	240,000	4,258
	Aon Corp.	100,000	4,230
	Brown & Brown, Inc.	203,600	4,178
*,^	Portfolio Recovery Associates, Inc.	113,350	4,067
	IPC Holdings Ltd.	139,214	3,844
	BancorpSouth, Inc.	157,300	3,818
*,^	The St. Joe Co.	108,500	3,355

	Axis Capital Holdings Ltd.	116,900	3,329
	Federated Investors, Inc.	137,500	3,327
	Eaton Vance Corp.	140,350	3,088
*	SVB Financial Group	49,560	2,550
	Taubman Co. REIT	74,800	2,485
3	Advanta Corp. Class A	1,023,300	2,425
	Janus Capital Group Inc.	201,500	2,366
*	Knight Capital Group, Inc. Class A	162,200	2,345
*	Riskmetrics Group Inc.	150,000	2,311

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2008
			Market
			Value
		Shares	($000)
	Transatlantic Holdings, Inc.	50,600	2,168
	Ventas, Inc. REIT	55,700	2,009
*	Cardtronics Inc.	351,483	1,961
	Washington REIT	64,800	1,943
	Home Properties, Inc. REIT	40,800	1,652
^	GLG Partners, Inc.	481,737	1,542
	Mid-America Apartment Communities, Inc. REIT	42,200	1,487
	Nationwide Health Properties, Inc. REIT	47,300	1,411
	City Holding Co.	29,636	1,240
	Highwood Properties, Inc. REIT	48,600	1,206
	PS Business Parks, Inc. REIT	26,200	1,186
	Apartment Investment & Management Co. Class A REIT	65,536	959
	Digital Realty Trust, Inc. REIT	25,600	857
*	EZCORP, Inc.	50,200	795
^	National Financial Partners Corp.	113,260	754
	DuPont Fabros Technology Inc.	115,900	722
	Rayonier Inc. REIT	19,300	638
	Capitol Federal Financial	11,700	544
*	Broadpoint Securities Group	178,400	526
	Camden Property Trust REIT	14,500	489
	Forest City Enterprise Class A	36,900	439
	Suffolk Bancorp	12,800	415
	Federal Realty Investment Trust REIT	2,900	178
	Tanger Factory Outlet Centers, Inc. REIT	4,400	159
	Hancock Holding Co.	3,500	155
*	PMA Capital Corp. Class A	18,519	86
	Associated Estates Realty Corp. REIT	7,100	58
*	Guaranty Bancorp	4,993	21
			451,486
Health Care (19.6%)
*	Cephalon, Inc.	1,353,105	97,045
*	Henry Schein, Inc.	1,016,292	47,573
*	Edwards Lifesciences Corp.	702,820	37,137
*	IDEXX Laboratories Inc.	1,007,150	35,442
	DENTSPLY International Inc.	1,086,989	33,023
*	ResMed Inc.	960,360	32,902
*	Alexion Pharmaceuticals, Inc.	802,440	32,699
	Pharmaceutical Product Development, Inc.	1,041,456	32,264
*	Psychiatric Solutions, Inc.	955,750	31,817
*	Regeneron Pharmaceuticals, Inc.	1,638,064	31,615
*	Haemonetics Corp.	479,400	28,313
*	Alkermes, Inc.	2,819,600	27,858
*	Endo Pharmaceuticals Holdings, Inc.	1,428,740	26,432
	PDL BioPharma Inc.	2,540,768	24,772
	Perrigo Co.	693,850	23,591
*	Qiagen NV	1,609,300	22,949
*	Isis Pharmaceuticals, Inc.	1,567,449	22,038
*	Hologic, Inc.	1,761,609	21,562
*	Covance, Inc.	397,907	19,895
*	BioMarin Pharmaceutical Inc.	971,959	17,806
*	Varian Medical Systems, Inc.	387,455	17,633
^	Martek Biosciences Corp.	581,713	17,352
*	Medarex, Inc.	2,415,900	16,984
*	Seattle Genetics, Inc.	1,649,904	16,961
*	Waters Corp.	386,094	16,911

	Cooper Cos., Inc.	980,232	16,154
*	Celera Corp.	1,400,005	15,834
*	Nektar Therapeutics	2,772,600	15,332
*	Immucor Inc.	567,580	15,069
*	Vertex Pharmaceuticals, Inc.	565,865	14,831
	STERIS Corp.	430,902	14,668
*	Patterson Cos.	569,950	14,437
	Techne Corp.	195,050	13,462
*	Luminex Corp.	717,600	13,383

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2008
			Market
			Value
		Shares	($000)
*	Sun Healthcare Group Inc.	1,163,700	13,359
*	Celgene Corp.	202,710	13,026
*	ImClone Systems, Inc.	181,727	12,496
*	Coventry Health Care Inc.	907,100	11,965
*	MWI Veterinary Supply Inc.	343,043	11,880
*	Community Health Systems, Inc.	550,400	11,283
*	Watson Pharmaceuticals, Inc.	430,564	11,268
*	Eclipsys Corp.	752,900	11,181
	Beckman Coulter, Inc.	222,950	11,130
*	Align Technology, Inc.	1,597,500	11,071
*	Warner Chilcott Ltd.	766,814	10,636
*	Invitrogen Corp.	366,774	10,559
*	DaVita, Inc.	182,185	10,339
*	Cougar Biotechnology Inc.	393,683	10,000
	Hikma Pharmaceuticals PLC	1,831,450	9,550
*	Masimo Corp.	298,145	9,538
*,^	Amedisys Inc.	160,562	9,057
	Teleflex Inc.	170,870	9,054
*	Bruker BioSciences Corp.	2,142,310	8,762
*	Humana Inc.	293,700	8,691
*	Human Genome Sciences, Inc.	2,567,300	8,292
	Owens & Minor, Inc.	184,700	7,992
*	Health Net Inc.	615,100	7,922
*	OSI Pharmaceuticals, Inc.	198,650	7,539
*	Wright Medical Group, Inc.	317,269	7,354
	PerkinElmer, Inc.	388,838	6,976
	Shire Pharmaceuticals Group PLC ADR	175,000	6,904
*	Durect Corp.	1,583,700	6,509
*	Thoratec Corp.	250,190	6,160
*	Cyberonics, Inc.	471,700	6,009
	Analogic Corp.	133,680	5,903
*	Myriad Genetics, Inc.	86,987	5,488
*	Amylin Pharmaceuticals, Inc.	518,700	5,296
*	Gentiva Health Services, Inc.	194,232	5,273
	Hill-Rom Holdings, Inc.	228,800	5,207
*	Cerner Corp.	135,147	5,032
*	Integra LifeSciences Holdings	132,708	4,982
	Medicis Pharmaceutical Corp.	343,050	4,895
*	The Medicines Co.	277,700	4,840
*	CardioNet, Inc.	181,530	4,645
*	VCA Antech, Inc.	252,600	4,572
*,[4]	Impax Laboratories, Inc.	570,900	4,568
*	AthenaHealth Inc.	146,850	4,494
*	Varian, Inc.	121,806	4,489
*,^	Eurand NV	456,692	4,339
*	Sirona Dental Systems Inc.	266,368	4,254
*	Lincare Holdings, Inc.	158,800	4,184
*	United Therapeutics Corp.	47,700	4,161
*	Bio-Rad Laboratories, Inc. Class A	46,200	3,945
*	ImmunoGen, Inc.	809,800	3,749
*	Onyx Pharmaceuticals, Inc.	136,300	3,677
*	Exelixis, Inc.	1,050,000	3,612
	West Pharmaceutical Services, Inc.	89,800	3,585
*	Kendle International Inc.	186,940	3,378
*	Cypress Bioscience, Inc.	612,800	3,334

*	Zoll Medical Corp.	137,848	3,319
*	Charles River Laboratories, Inc.	91,600	3,282
*	Inverness Medical Innovations, Inc.	171,186	3,278
	Invacare Corp.	179,046	3,257
*	Kindred Healthcare, Inc.	223,500	3,239
	Chemed Corp.	72,500	3,175
*	WellCare Health Plans Inc.	130,300	3,149
*	American Medical Systems Holdings, Inc.	290,600	3,144
*	CONMED Corp.	113,000	2,961

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2008
			Market
			Value
		Shares	($000)
*	Alnylam Pharmaceuticals Inc.	128,200	2,949
*	Nuvasive, Inc.	62,015	2,920
*	Merit Medical Systems, Inc.	153,900	2,816
*	Questcor Pharmaceuticals, Inc.	339,361	2,627
*	CryoLife Inc.	192,500	2,579
*	Conceptus, Inc.	158,142	2,562
*	Emergent BioSolutions Inc.	140,100	2,523
*	CorVel Corp.	93,388	2,505
*	Emergency Medical Services LP Class A	74,918	2,462
*	Cytokinetics, Inc.	843,249	2,403
*	HMS Holdings Corp.	96,800	2,398
	Omnicare, Inc.	85,000	2,343
*	Obagi Medical Products, Inc.	275,100	2,289
*	Mylan Inc.	264,402	2,266
*	Illumina, Inc.	73,200	2,257
*	Centene Corp.	115,000	2,167
*	Sequenom, Inc.	120,300	2,165
*	PAREXEL International Corp.	202,657	2,108
	Universal Health Services Class B	48,400	2,035
*	PSS World Medical, Inc.	108,700	1,972
*	Cross Country Healthcare, Inc.	171,768	1,944
*	ICON PLC - ADR	76,598	1,943
*	Cynosure Inc.	216,320	1,895
*	Catalyst Health Solutions, Inc.	105,550	1,781
*	Affymetrix, Inc.	470,414	1,736
*	CV Therapeutics, Inc.	182,109	1,699
*	Dionex Corp.	30,000	1,615
*	Cepheid, Inc.	122,600	1,455
*	Advanced Medical Optics, Inc.	227,880	1,406
*	AMN Healthcare Services, Inc.	154,504	1,389
*	Millipore Corp.	25,800	1,339
*	ev3 Inc.	206,915	1,339
*	Volcano Corp.	82,773	1,287
*	Natus Medical Inc.	82,858	1,268
*	Noven Pharmaceuticals, Inc.	101,435	1,141
*	Albany Molecular Research, Inc.	89,587	1,133
*,^	Enzon Pharmaceuticals, Inc.	225,100	1,119
*	Sunrise Senior Living, Inc.	363,860	1,099
*	Pediatrix Medical Group, Inc.	28,225	1,091
*	Orthofix International N.V.	77,472	1,050
	Atrion Corp.	8,441	835
*	Harvard Bioscience, Inc.	265,386	823
	Datascope Corp.	13,900	697
*,^	Idera Pharmaceuticals, Inc.	70,320	683
*	Gen-Probe Inc.	13,200	621
	Ensign Group Inc.	37,100	608
*	Osteotech, Inc.	158,611	506
*	Vivus, Inc.	81,000	493
*	Capital Senior Living Corp.	81,200	365
*	Auxilium Pharmaceuticals, Inc.	17,500	344
*	Biomimetic Therapeutics, Inc.	41,200	337
*	Momenta Pharmaceuticals, Inc.	35,800	326
*	Sucampo Pharmaceuticals Inc.	37,680	310
*	Pain Therapeutics, Inc.	33,738	308
	Young Innovations, Inc.	16,748	285

*	VNUS Medical Technologies, Inc.	18,036	278
*	Medical Action Industries Inc.	22,200	255
*	Neurocrine Biosciences, Inc.	54,673	226
*	SonoSite, Inc.	8,570	181
*	AngioDynamics, Inc.	13,782	174
*	Animal Health International, Inc.	24,692	159
*	Anika Resh Inc.	21,328	129
*	Aspect Medical Systems, Inc.	28,552	94
*	A.D.A.M., Inc.	17,558	75

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2008
			Market
			Value
		Shares	($000)
*	Angeion Corp.	19,144	74
*	AMERIGROUP Corp.	2,460	61
*	Sonic Innovations, Inc.	28,680	48
*	Vascular Solutions, Inc.	3,000	28
*	Columbia Laboratories Inc.	15,100	24
*	eResearch Technology, Inc.	2,800	18
*	Symmetry Medical Inc.	970	13
*	RehabCare Group, Inc.	702	12
*	Bioanalytical Systems, Inc.	2,680	11
*	Allied Healthcare Products, Inc.	300	1
			1,379,429
Industrials (15.6%)
	The Dun & Bradstreet Corp.	634,100	46,727
*	Stericycle, Inc.	778,680	45,498
	MSC Industrial Direct Co., Inc. Class A	1,016,340	36,446
*	Kansas City Southern	887,351	27,392
*	RBC Bearings Inc.	1,041,518	24,715
*	Corrections Corp. of America	1,251,216	23,911
*	Covanta Holding Corp.	1,094,703	23,602
*	Tetra Tech, Inc.	1,067,478	23,474
	Kennametal, Inc.	1,082,910	22,979
	Ametek, Inc.	679,090	22,580
	Equifax, Inc.	849,354	22,151
*	Clean Harbors Inc.	336,790	22,083
*	Alliant Techsystems, Inc.	264,090	21,798
	McGrath RentCorp	945,000	21,489
*	Waste Connections, Inc.	616,851	20,880
*,^	JetBlue Airways Corp.	3,736,200	20,736
	Knight Transportation, Inc.	1,186,900	18,872
	UTI Worldwide, Inc.	1,439,513	16,929
	Donaldson Co., Inc.	475,630	16,718
*	FTI Consulting, Inc.	283,346	16,505
*	Quanta Services, Inc.	798,194	15,772
	Con-way, Inc.	453,100	15,424
*	Iron Mountain, Inc.	616,650	14,972
*	Genesee & Wyoming Inc. Class A	448,300	14,951
*	The Advisory Board Co.	587,920	14,492
	Watsco, Inc.	349,700	14,369
*	Teledyne Technologies, Inc.	312,200	14,227
*	EnerSys	1,059,130	14,002
	J.B. Hunt Transport Services, Inc.	469,700	13,354
	Robert Half International, Inc.	680,600	12,843
*	Shaw Group, Inc.	706,155	12,633
*	US Airways Group Inc.	1,233,550	12,508
	Heartland Express, Inc.	744,420	11,419
*	Aecom Technology Corp.	626,654	11,048
	Chicago Bridge & Iron Co. N.V.	862,455	10,686
	Lennox International Inc.	343,900	10,255
	The Manitowoc Co., Inc.	1,030,544	10,141
	Ritchie Brothers Auctioneers Inc.	527,380	9,793
*	Geo Group Inc.	549,455	9,703
	Roper Industries Inc.	201,625	9,144
	Healthcare Services Group, Inc.	540,050	8,943
*	Navistar International Corp.	294,817	8,880
	Acuity Brands, Inc.	253,304	8,856

	Harsco Corp.	358,390	8,483
*	AerCap Holdings NV	1,279,150	8,110
*	MPS Group, Inc.	1,028,445	8,012
*	McDermott International, Inc.	429,521	7,358
*,^	Suntech Power Holdings Co., Ltd. ADR	414,000	7,245
*	Axsys Technologies, Inc.	107,799	7,118
*	Jacobs Engineering Group Inc.	190,275	6,932
*	TrueBlue, Inc.	805,353	6,709
	Mine Safety Appliances Co.	247,596	6,685

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2008
			Market
			Value
		Shares	($000)
*	Stanley Inc.	179,722	6,157
*	Mobile Mini, Inc.	358,990	6,031
*	Esterline Technologies Corp.	164,110	5,916
*	SunPower Corp. Class B	196,638	5,822
*	Delta Air Lines Inc.	523,150	5,744
	Ryder System, Inc.	143,104	5,670
	GATX Corp.	198,100	5,656
^	Genco Shipping and Trading Ltd.	254,583	5,308
	Barnes Group, Inc.	353,190	5,125
*	Perini Corp.	267,478	5,087
	Curtiss-Wright Corp.	136,850	5,050
*	Hansen Transmissions	2,977,202	4,994
	American Ecology Corp.	279,300	4,899
	Crane Co.	277,323	4,540
	Flowserve Corp.	77,935	4,436
*	Kadant Inc.	268,800	4,419
*	Flow International Corp.	1,144,000	4,393
	The Brink’s Co.	88,900	4,311
*	AGCO Corp.	135,000	4,255
*	Kirby Corp.	121,800	4,180
*	Sykes Enterprises, Inc.	259,465	4,141
*	Thomas & Betts Corp.	152,580	3,624
	Nordson Corp.	95,950	3,543
*	Energy Conversion Devices, Inc.	100,500	3,431
*	Resources Connection, Inc.	197,300	3,421
*	GeoEye Inc.	156,000	3,376
*	TransDigm Group, Inc.	109,700	3,306
	Bucyrus International, Inc.	135,300	3,265
	Hubbell Inc. Class B	90,600	3,250
	Titan International, Inc.	278,185	3,216
*	Continental Airlines, Inc. Class B	169,500	3,207
	HEICO Corp.	81,400	3,131
*	General Cable Corp.	181,150	3,094
*	Vestas Wind Systems A/S	74,901	3,068
*	Chart Industries, Inc.	220,650	3,005
*	Atlas Air Worldwide Holdings, Inc.	154,400	2,983
	Herman Miller, Inc.	133,400	2,935
*	GrafTech International Ltd.	339,000	2,749
	Knoll, Inc.	187,000	2,704
	Triumph Group, Inc.	59,900	2,627
*	CoStar Group, Inc.	72,600	2,615
*	Mastec Inc.	293,022	2,555
	China Everbright International, Ltd.	28,881,000	2,520
^	Horizon Lines Inc.	527,994	2,476
*	Hertz Global Holdings Inc.	343,342	2,469
*	EMCOR Group, Inc.	137,800	2,449
	Insteel Industries, Inc.	226,500	2,324
*	Orbital Sciences Corp.	112,700	2,309
	CIRCOR International, Inc.	75,200	2,305
*,^	RSC Holdings Inc.	311,200	2,284
*,^	Trex Co., Inc.	139,400	2,274
	Interface, Inc.	317,400	2,238
*	Beacon Roofing Supply, Inc.	163,294	2,234
*	American Reprographics Co.	207,350	2,206
*	Michael Baker Corp.	91,001	2,169

*	Cenveo Inc.	437,700	2,114
*	GT Solar International Inc.	444,500	2,049
*	Gardner Denver Inc.	79,300	2,032
	Federal Signal Corp.	236,992	2,017
	Robbins & Myers, Inc.	94,000	1,918
*	Columbus McKinnon Corp.	134,668	1,891
	Pall Corp.	70,100	1,851
*	TBS International Ltd.	213,790	1,830
*	Exponent, Inc.	62,180	1,830

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2008
			Market
			Value
		Shares	($000)
^	Lindsay Manufacturing Co.	38,100	1,813
*	On Assignment, Inc.	274,484	1,784
	The Toro Co.	50,300	1,692
	AAON, Inc.	99,374	1,639
	The Timken Co.	101,900	1,618
	Deluxe Corp.	128,907	1,568
*	CRA International Inc.	54,787	1,483
	Pacer International, Inc.	131,200	1,481
*	EnPro Industries, Inc.	64,533	1,433
	The Corporate Executive Board Co.	46,800	1,396
	Textainer Group Holdings Ltd.	125,700	1,386
*,^	AMREP Corp.	45,200	1,361
*	K-Tron International, Inc	13,968	1,313
	Graham Corp.	58,618	1,231
	VSE Corp.	33,627	1,103
	Watson Wyatt & Co. Holdings	25,100	1,066
*	Hudson Highland Group, Inc.	200,940	1,053
*	Dynamex Inc.	43,000	1,050
*	Huron Consulting Group Inc.	17,500	951
	Comfort Systems USA, Inc.	100,081	934
*	WESCO International, Inc.	45,000	895
*	USA Truck, Inc.	52,600	777
*,^	China Architectural Engineering Inc.	188,854	744
*	GP Strategies Corp.	117,140	705
*	Spherion Corp.	190,605	606
*	Kforce Inc.	75,156	591
*	Old Dominion Freight Line, Inc.	19,300	586
*	Navigant Consulting, Inc.	32,388	524
*	Altra Holdings Inc.	56,699	507
*	Copart, Inc.	13,900	485
*	LECG Corp.	94,348	453
	Ampco-Pittsburgh Corp.	18,367	434
*	PRG-Schultz International, Inc.	98,200	416
	KBR Inc.	26,600	395
	Apogee Enterprises, Inc.	40,000	394
	CDI Corp.	30,300	394
*	Duff & Phelps Corp.	18,300	348
	Copa Holdings SA Class A	12,800	325
	The Eastern Co.	27,174	319
*	Casella Waste Systems, Inc.	61,325	309
	NN, Inc.	29,598	213
*,^	C & D Technologies, Inc.	60,921	213
	Bluelinx Holdings Inc.	77,502	208
	The Standard Register Co.	25,600	208
	Eagle Bulk Shipping Inc.	19,980	199
	Wabtec Corp.	4,800	191
*	YRC Worldwide, Inc.	41,500	190
	Applied Industrial Technology, Inc.	8,464	171
	Industrial Services of America, Inc.	19,900	154
	TAL International Group, Inc.	9,290	154
	Landstar System, Inc.	3,400	131
*	Ultrapetrol Bahamas Ltd.	31,282	129
*	A.T. Cross Co. Class A	23,888	127
*	Waste Services, Inc.	19,100	114
	EnergySolutions	22,476	101

*	SL Industries, Inc.	5,933	63
*	ICT Group, Inc.	11,690	62
	Twin Disc, Inc.	6,190	48
*	Taylor Devices Inc.	13,776	46
*	CAI International Inc.	4,900	39
*	Korn/Ferry International	2,550	35
*	ICF International, Inc.	555	10
*	MFRI, Inc.	1,400	10
*	Nortech Systems, Inc.	2,090	9

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2008
			Market
			Value
		Shares	($000)
	Providence and Worcester Railroad Co.	600	8
*	Tecumseh Products Co. Class A	208	4
*	Servotronics Inc.	100	1
			1,099,980
Information Technology (23.3%)
*	Microsemi Corp.	3,113,380	67,685
*	Polycom, Inc.	2,342,445	49,215
*	Alliance Data Systems Corp.	921,404	46,218
*	Mettler-Toledo International Inc.	547,131	41,877
*	Ariba, Inc.	3,517,009	37,632
*	FEI Co.	1,602,502	33,669
	FactSet Research Systems Inc.	784,550	30,433
^	Heartland Payment Systems, Inc.	1,706,992	29,719
*	VeriFone Holdings, Inc.	2,396,300	27,222
*	ON Semiconductor Corp.	5,071,025	25,913
*	Riverbed Technology, Inc.	1,987,900	24,908
*	Red Hat, Inc.	1,781,313	23,709
*	Verigy Ltd.	1,630,400	23,641
	Syntel, Inc.	938,337	23,336
*	Euronet Worldwide, Inc.	1,935,150	23,067
	Global Payments Inc.	557,370	22,579
*	PMC Sierra Inc.	4,567,500	21,376
*	TiVo Inc.	3,008,500	20,668
*	Hewitt Associates, Inc.	724,041	20,193
*	Concur Technologies, Inc.	788,412	19,892
*	NICE-Systems Ltd. ADR	879,567	19,667
*	MKS Instruments, Inc.	1,033,350	19,169
*	Netezza Corp.	1,905,600	18,484
*	Blue Coat Systems, Inc.	1,356,224	18,309
	Intersil Corp.	1,296,600	17,750
*	Progress Software Corp.	759,686	17,427
*	ANSYS, Inc.	601,859	17,231
*	Sycamore Networks, Inc.	5,054,200	16,881
*	Ingram Micro, Inc. Class A	1,248,700	16,645
*	Synopsys, Inc.	904,300	16,531
*	salesforce.com, inc.	525,300	16,263
*	FLIR Systems, Inc.	502,018	16,115
*	Teradyne, Inc.	3,139,942	16,014
*	Cymer, Inc.	630,400	15,426
*	Littelfuse, Inc.	779,750	14,550
	Amphenol Corp.	498,410	14,279
*	Sapient Corp.	2,588,005	14,208
*	S1 Corp.	2,207,385	13,840
*	Websense, Inc.	679,178	13,258
*	Cogent Inc.	1,428,225	13,054
*	Affiliated Computer Services, Inc. Class A	305,410	12,522
*	SAIC, Inc.	666,100	12,303
*	j2 Global Communications, Inc.	740,144	11,931
*	Avnet, Inc.	705,435	11,809
*	ATMI, Inc.	969,185	11,785
*	NeuStar, Inc. Class A	577,680	11,380
*	CyberSource Corp.	934,800	11,358
*	Solera Holdings, Inc.	456,000	11,350
*	BMC Software, Inc.	430,800	11,123
*	Informatica Corp.	774,264	10,878

*	Power Integrations, Inc.	500,550	10,507
*	HLTH Corp.	1,242,200	10,298
*	Itron, Inc.	210,070	10,184
	ADTRAN Inc.	661,430	10,054
*	Tessera Technologies, Inc.	581,690	10,052
*	CACI International, Inc.	239,569	9,865
*	Macrovision Solutions Corp.	890,120	9,863
*	VistaPrint Ltd.	569,325	9,718
*	Atmel Corp.	2,326,709	9,656

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2008
			Market
			Value
		Shares	($000)
*	MICROS Systems, Inc.	558,531	9,512
*	Skyworks Solutions, Inc.	1,321,900	9,425
*	McAfee Inc.	287,105	9,345
*	Compuware Corp.	1,459,526	9,312
*	Sybase, Inc.	343,902	9,158
*	Varian Semiconductor Equipment Associates, Inc.	452,750	8,883
*	EarthLink, Inc.	1,189,820	8,210
*	ValueClick, Inc.	1,066,665	7,893
	Marchex, Inc.	1,020,088	7,834
*	Cadence Design Systems, Inc.	1,871,260	7,616
*	Sohu.com Inc.	138,490	7,609
*	Digital River, Inc.	304,170	7,537
	Diebold, Inc.	251,600	7,478
	Take-Two Interactive Software, Inc.	607,870	7,209
*	Commvault Systems, Inc.	628,400	6,724
*	Net 1 UEPS Technologies, Inc.	477,300	6,682
*	Parametric Technology Corp.	514,310	6,681
*	Interwoven Inc.	520,569	6,564
	Blackbaud, Inc.	429,450	6,528
*	Novell, Inc.	1,388,554	6,471
*	Hittite Microwave Corp.	193,500	6,341
*	Silicon Laboratories Inc.	243,300	6,316
*	Integrated Device Technology Inc.	967,086	6,151
*	LSI Corp.	1,590,147	6,122
*	OpNext, Inc.	1,529,798	6,119
*	EPIQ Systems, Inc.	438,950	5,965
*	Trimble Navigation Ltd.	285,750	5,878
*	VeriSign, Inc.	267,895	5,679
	National Instruments Corp.	223,000	5,664
*	Harris Stratex Networks, Inc. Class A	850,775	5,641
*	SPSS, Inc.	239,425	5,593
*	Emulex Corp.	556,249	5,284
*	Manhattan Associates, Inc.	311,416	5,235
*	Perot Systems Corp.	356,584	5,131
*	Broadcom Corp.	300,000	5,124
*	Kenexa Corp.	572,759	5,103
*	Brooks Automation, Inc.	737,600	5,053
*	Lawson Software, Inc.	948,428	5,046
*	Quest Software, Inc.	363,958	4,822
*	Stratasys, Inc.	392,000	4,735
*	DTS Inc.	226,774	4,683
*	Acme Packet, Inc.	986,426	4,676
*	DealerTrack Holdings Inc.	435,000	4,668
*,^	Data Domain, Inc.	250,995	4,633
*	Wind River Systems Inc.	523,680	4,577
*	Hutchinson Technology, Inc.	666,850	4,561
*	RF Micro Devices, Inc.	2,231,200	4,440
*	PROS Holdings, Inc.	817,894	4,392
*	Silicon Motion Technology Corp. ADR	1,252,200	4,358
*	DemandTec, Inc.	600,580	4,330
	Harris Corp.	117,550	4,226
*,^	Netlogic Microsystems Inc.	197,925	4,180
	Broadridge Financial Solutions LLC	333,200	4,032
*	Metavante Technologies	237,400	3,981
*	Taleo Corp. Class A	287,900	3,973

*	Dolby Laboratories Inc.	124,400	3,927
*	Ulticom, Inc.	676,000	3,870
*	TriQuint Semiconductor, Inc.	856,810	3,839
*	ADC Telecommunications, Inc.	599,098	3,798
*	Blackboard Inc.	150,160	3,676
	Xilinx, Inc.	195,000	3,592
*	ManTech International Corp.	65,511	3,534
*	Coherent, Inc.	137,814	3,487
	MTS Systems Corp.	105,985	3,442

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2008
			Market
			Value
		Shares	($000)
	Jack Henry & Associates Inc.	178,400	3,391
*,^	Renesola Ltd. ADR	532,270	3,343
	IXYS Corp.	407,764	3,238
*	NetApp, Inc.	238,475	3,227
*	Atheros Communications, Inc.	177,750	3,194
*	Diodes Inc.	317,775	3,140
*	Plexus Corp.	167,400	3,124
*	Wright Express Corp.	221,800	3,036
	Jabil Circuit, Inc.	356,200	2,996
*	Integral Systems, Inc.	116,406	2,860
*	Ceva, Inc.	326,383	2,774
*	AsiaInfo Holdings, Inc.	240,500	2,643
*	Ultratech, Inc.	174,279	2,628
*	JDA Software Group, Inc.	175,509	2,506
*	Anixter International Inc.	70,500	2,370
*	Cirrus Logic, Inc.	404,746	2,323
*	Ciena Corp.	237,400	2,281
*	Multi-Fineline Electronix, Inc.	194,700	2,274
*	NetScout Systems, Inc.	230,805	2,220
*	Vocus, Inc.	129,850	2,185
*	GSI Commerce, Inc.	209,000	2,163
*	Arrow Electronics, Inc.	118,488	2,068
*	Bookham, Inc.	3,784,600	2,044
*	The Hackett Group Inc.	677,142	2,018
*	Western Digital Corp.	121,500	2,005
*	Forrester Research, Inc.	70,600	1,980
*	QLogic Corp.	162,300	1,951
*	SkillSoft PLC	252,400	1,943
*	Lexmark International, Inc.	74,700	1,929
*	Sonic Solutions, Inc.	938,400	1,914
	United Online, Inc.	251,622	1,862
*	Super Micro Computer Inc.	292,280	1,836
*	CSG Systems International, Inc.	109,445	1,820
*	AuthenTec, Inc.	961,100	1,807
*	Amkor Technology, Inc.	443,422	1,800
*	Cypress Semiconductor Corp.	356,872	1,788
*	Internet Brands Inc.	274,600	1,782
*	TIBCO Software Inc.	344,858	1,776
*,^	UTStarcom, Inc.	691,100	1,645
*	iGATE Corp.	224,899	1,527
*	Radiant Systems, Inc.	252,900	1,333
*	Measurement Specialties, Inc.	119,374	1,275
*	OSI Systems Inc.	108,400	1,247
*	Telecommunication Systems, Inc.	167,506	1,152
*	Vignette Corp.	131,700	1,069
*	Powerwave Technologies, Inc.	1,093,900	1,039
	Pegasystems Inc.	75,300	985
	Fair Isaac, Inc.	59,628	930
*	OPNET Technologies, Inc.	72,565	916
*	Akamai Technologies, Inc.	62,700	902
*	Comtech Telecommunications Corp.	18,000	872
*	RightNow Technologies Inc.	132,192	870
*	CPI International, Inc.	87,400	862
*	Harmonic, Inc.	120,000	853
*	Sumtotal Systems Inc.	263,600	846

*	PC Mall, Inc.	188,420	844
*	Veeco Instruments, Inc.	99,627	771
*	TeleTech Holdings, Inc.	84,000	759
*	TNS Inc.	50,918	722
*	Silicon Image, Inc.	147,700	675
*	Spreadtrum Communications, Inc.	514,840	654
	Total System Services, Inc.	47,104	647
*	Insight Enterprises, Inc.	65,799	640
*	Oplink Communications, Inc.	78,256	635

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2008
			Market
			Value
		Shares	($000)
*	SeaChange International, Inc.	80,181	613
*,^	Airvana, Inc.	139,300	612
*	Mentor Graphics Corp.	82,300	604
*	Vishay Intertechnology, Inc.	136,320	588
*	Gerber Scientific, Inc.	122,673	586
*	Standard Microsystem Corp.	32,536	586
*	Rofin-Sinar Technologies Inc.	26,150	583
*	ScanSource, Inc.	29,200	579
	MAXIMUS, Inc.	17,949	573
*	Double-Take Software Inc.	73,200	542
*	Tollgrade Communications, Inc.	120,638	531
*	Online Resources Corp.	149,100	522
	QAD Inc.	96,398	492
	PC-Tel, Inc.	82,420	484
*	Keynote Systems Inc.	46,519	456
*	Avanex Corp.	122,815	381
	Cass Information Systems, Inc.	9,100	316
*	Techwell, Inc.	36,000	315
*	Ness Technologies Inc.	37,700	279
*	Cabot Microelectronics Corp.	9,000	259
*	IntriCon Corp.	48,000	252
*	Computer Task Group, Inc.	50,047	250
*	Perceptron, Inc.	58,898	250
*	TechTeam Global, Inc.	42,119	246
*	Semtech Corp.	19,400	235
*	Zygo Corp.	25,706	221
*	Electro Scientific Industries, Inc.	25,826	216
*	Nuance Communications, Inc.	23,500	215
*	Internap Network Services Corp.	75,023	215
*	Internet Gold-Golden Lines Ltd.	39,949	207
*	Tekelec	15,800	200
*	Actel Corp.	15,394	186
*	WebMD Health Corp. Class A	8,100	181
*	F5 Networks, Inc.	6,500	161
*	EMS Technologies, Inc.	7,500	157
*	BigBand Networks Inc.	38,756	143
*	Inx Inc.	24,282	139
*	Equinix, Inc.	2,100	131
*	Semitool, Inc.	19,792	117
*	Data I/O Corp.	34,611	99
*	KVH Industries, Inc.	14,840	87
*	PLX Technology, Inc.	24,081	83
*	Bottomline Technologies, Inc.	10,164	80
*	SonicWALL, Inc.	14,467	65
*	Brocade Communications Systems, Inc.	13,500	51
*	Avocent Corp.	2,168	33
*	Versant Corp.	1,601	26
*	Web.com Group, Inc.	4,495	22
*	Applied Micro Circuits Corp.	1,800	9
*	CommScope, Inc.	400	6
*	Datalink Corp.	1,197	4
*	Logility, Inc.	200	1
			1,640,335
Materials (4.1%)
	AptarGroup Inc.	1,579,600	47,893

	Sensient Technologies Corp.	1,273,300	32,125
	Albemarle Corp.	1,021,170	24,866
	Hercules, Inc.	1,415,174	23,789
	Terra Industries, Inc.	808,968	17,789
	Minerals Technologies, Inc.	273,552	15,527
	FMC Corp.	307,800	13,402
	Arch Chemicals, Inc.	444,081	12,599
*	OM Group, Inc.	431,400	9,206
	Sealed Air Corp.	513,800	8,694

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2008
			Market
			Value
		Shares	($000)
	RPM International, Inc.	471,900	6,701
	Airgas, Inc.	152,200	5,838
*	LSB Industries, Inc.	702,558	5,775
	Commercial Metals Co.	518,900	5,760
	International Flavors & Fragrances, Inc.	172,410	5,496
*	Century Aluminum Co.	424,300	5,333
*	Pactiv Corp.	195,000	4,594
	Innophos Holdings Inc.	170,396	4,558
	Nalco Holding Co.	273,712	3,865
	Greif Inc. Class A	84,200	3,417
	Compass Minerals International, Inc.	61,700	3,389
	Ferro Corp.	213,010	3,297
*,^	ShengdaTech Inc.	492,277	2,496
*	Intrepid Potash, Inc.	113,700	2,472
	Steel Dynamics, Inc.	178,700	2,130
	Schnitzer Steel Industries, Inc. Class A	78,200	2,106
	Ball Corp.	59,200	2,025
	CF Industries Holdings, Inc.	25,900	1,663
*	Crown Holdings, Inc.	82,100	1,657
	Reliance Steel & Aluminum Co.	61,900	1,550
	Martin Marietta Materials, Inc.	18,400	1,442
	NewMarket Corp.	32,110	1,210
	Scotts Miracle-Gro Co.	35,955	939
	AK Steel Holding Corp.	67,000	933
*	Solutia Inc.	87,800	846
*	GenTek, Inc.	25,000	450
	Worthington Industries, Inc.	36,876	445
	Innospec, Inc.	48,683	426
*	Universal Stainless & Alloy Products, Inc.	8,400	155
	Stepan Co.	3,330	119
*	Bway Holding Co.	6,380	48
			287,025
Telecommunication Services (0.7%)
*	American Tower Corp. Class A	434,555	14,041
*	Clearwire Corp.	1,489,600	12,915
	Partner Communications Company Ltd.	536,300	10,018
	Telephone & Data Systems, Inc.	130,400	3,501
*	Syniverse Holdings Inc.	162,237	3,050
	NTELOS Holdings Corp.	105,900	2,753
*	Centennial Communications Corp. Class A	370,100	1,318
*	Premiere Global Services, Inc.	46,510	463
*	SBA Communications Corp.	16,300	342
	Consolidated Communications Holdings, Inc.	3,610	37
			48,438
Utilities (0.6%)
	UGI Corp. Holding Co.	609,900	14,558
	ITC Holdings Corp.	295,200	11,979
	Ormat Technologies Inc.	351,000	8,480
	CenterPoint Energy Inc.	426,000	4,908
	Sierra Pacific Resources	483,242	4,006
	CMS Energy Corp.	114,225	1,171
*	El Paso Electric Co.	44,500	824
	Energen Corp.	9,200	309
	Southwest Water Co.	1,030	8
			46,243

Total Common Stocks (Cost $8,676,933)	6,615,729

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2008
		Market
		Value
	Shares	($000)
Temporary Cash Investments (7.5%)[1]
Money Market Fund (6.5%)
[5,6] Vanguard Market Liquidity Fund, 2.217%	460,318,555	460,319

	Face
	Amount
	($000)
Repurchase Agreement (0.6%)
JPMorgan Securities Inc., 0.230%, 11/3/08
(Dated 10/31/08, Repurchase Value $41,901,000, collateralized by Federal National Mortgage Assn.
5.500%, 9/1/35–6/1/38)	41,900	41,900

U.S. Government Agency Obligations (0.4%)
[7,8] Federal Home Loan Bank, 2.433%, 11/6/08	18,500	18,497
[7,8] Federal Home Loan Bank, 2.576%, 11/24/08	8,000	7,991
[7,8] Federal Home Loan Mortgage Corp., 1.912%, 2/27/09	500	496
		26,984
Total Temporary Cash Investments (Cost $529,196)		529,203
Total Investments (101.4%) (Cost $9,206,129)		7,144,932
[6]Other Assets and Liabilities—Net (–1.4%)		(95,859)
Net Assets (100%)		7,049,073

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $82,936,000.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.6% and 3.8%, respectively, of net assets.

2  Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3  Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

4  Restricted security represents 0.1% of net assets.

5  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6  Includes $84,415,000 of collateral received for securities on loan.

7  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

8  Securities with a value of $26,984,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

© 2008 Vanguard Group. Inc.
Page 17	All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA240 122008

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2008: $34,000

Fiscal Year Ended October 31, 2007: $33,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2008: $3,055,590

Fiscal Year Ended October 31, 2007: $2,835,320

(b)   Audit-Related Fees.

Fiscal Year Ended October 31, 2008: $626,240

Fiscal Year Ended October 31, 2007: $630,400

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)   Tax Fees.

Fiscal Year Ended October 31, 2008: $230,400

Fiscal Year Ended October 31, 2007: $215,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)   All Other Fees.

Fiscal Year Ended October 31, 2008: $0

Fiscal Year Ended October 31, 2007: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)   (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2008: $230,400

Fiscal Year Ended October 31, 2007: $215,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)   For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.

(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 16, 2008

VANGUARD EXPLORER FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 16, 2008

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.